                                                                    Exhibit 10.1

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                            DATED AS OF MAY 10, 2001

                  OFFICE DEPOT, INC., a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders (collectively, the "INITIAL LENDERS") party hereto, SUNTRUST BANK, as paying agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the "ADMINISTRATIVE AGENT") for the Lenders (as defined in the Existing Credit Agreement referred to below), SALOMON SMITH BARNEY INC. ("SSBI") and BANK ONE, NA ("BANK ONE"), as joint lead arrangers, SSBI, as sole bookrunner, CITIBANK, N.A., as sole Syndication Agent, and Bank One, as Co-Documentation Agent, hereby agree as follows:

                             PRELIMINARY STATEMENTS

                  (1) The Borrower is party to a 364 Day Revolving Credit Agreement dated as of June 2, 2000 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "EXISTING CREDIT AGREEMENT") with the banks, financial institutions and other institutional lenders party thereto and SunTrust Bank, as Administrative Agent for the Lenders and such other lenders, Bank of America, N.A., as Syndication Agent, Bank One, NA, as Documentation Agent and Citibank, N.A., as Managing Agent. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

                  (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

                  (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $250,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Agreement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

                  SECTION 1. AMENDMENTS TO THE EXISTING CREDIT AGREEMENT. The Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) The recital of parties is amended in full to read as set forth in the recital of parties to this Amendment and Restatement.

                  (b) Section 1.1 is amended by deleting the definitions of "Commitment" and "Lenders" set forth therein and replacing them, respectively, with the following new definitions thereof:

                  "COMMITMENT" or "REVOLVING LOAN COMMITMENT" shall mean, at any time for any Lender, the amount of such commitment set forth opposite such Lender's name on Schedule I hereto, as the same may be decreased from time to time as a result of any reduction thereof pursuant to
         Section 2.3, any assignment thereof pursuant to Section 10.6, or any amendment thereof pursuant to Section 10.2, or as the same may be increased from time to time pursuant to Section 3.22, which amount shall include such Lender's Revolving Loans.

                  "LENDERS" means, collectively, each Initial Lender and each other Person that shall become a party hereto pursuant to Sections 3.22 or 10.6.

                  (c) The definition of "Applicable Margin" in Section 1.1 is amended by deleting the table included therein and substituting therefor the following:


                                                                            Eurodollar
                              Rating:                                  Margin/Letter of
            Level           S&P/Moody's            Facility Fee             Credit Fee           Utilization Fee
            -----           -----------            ------------        ----------------          ---------------
              I            Less than A-/A3            10.0 bp                40.0 bp                 12.5 bp
              II             BBB+/Baa1                12.5 bp                50.0 bp                 12.5 bp
             III              BBB/Baa2                15.0 bp                72.5 bp                 12.5 bp
              IV             BBB-/Baa3                17.5 bp                95.0 bp                 25.0 bp
              V        Greater than BBB-/Baa3         30.0 bp                95.0 bp                 50.0 bp


                  (d) The definition of "Pro Rata Share" in Section 1.1 is amended by deleting the phrase "set forth under the name of such Lender on the respective signature page for such Lender" and substituting therefor the phrase "set opposite the name of such Lender on Schedule I hereto".

                  (e) Section 3.5(b) is amended by deleting therefrom the phrase "a Utilization Fee equal to 0.125% times such aggregate outstanding principal amount" and substituting therefor the phrase "a Utilization Fee computed at the rate of the Utilization Fee Applicable Margin times such aggregate outstanding principal amount".

                  (f) Section 3.20 is amended (i) by deleting the date "June 1, 2001" in subsection (a) thereof and substituting therefor the date "May 3, 2002", (ii) by deleting the figures "30" and "59" from subsection (a) thereof and substituting therefor the figures "45" and "60", respectively, (iii) by deleting the figure "15" from subsection (b) thereof and substituting therefor the figure "20" and (iv) deleting from subsection (b) thereof the proviso at the end of the second sentence.

                  (g) A new Section 3.22 is added to read as follows:

                  SECTION 3.22. INCREASE IN THE AGGREGATE COMMITMENTS. (a) The Borrower may, at any time but in any event not more than once in any calendar year prior to the Termination Date, by notice to the Administrative Agent, request that the aggregate amount of the Commitments be increased by integral multiples of $10,000,000 (each a "COMMITMENT INCREASE") to be effective as of a date that is at least 90 days prior to the scheduled Termination Date then in effect (the "INCREASE DATE") as specified in the related notice to the Administrative Agent; PROVIDED, HOWEVER that (i) in no event shall the aggregate amount of the Commitments at any time exceed $300,000,000 and (ii) on the date of any request by the Borrower for a Commitment Increase and on the related Increase Date,
         (x) the Borrower's senior unsecured long-term debt shall be rated better than or equal to Baa3 from Moody's and BBB- from S&P and (y) the applicable conditions set forth in Section 4.2 shall be satisfied.

                  (b) The Administrative Agent shall promptly notify the Lenders of a request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the "COMMITMENT DATE"). Each Lender that is willing to participate in such requested Commitment Increase (each an "INCREASING LENDER") shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Commitment. If the Lenders notify the Administrative Agent that they are willing to increase the amount of their respective Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated among the Lenders willing to participate therein based on the ratio of each existing Lender's proposed Commitment increase to the aggregate of the proposed Commitment increases of all Lenders.

                  (c) Promptly following each Commitment Date, the Administrative Agent shall notify the Borrower as to the amount, if any, by which the Lenders are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Lenders are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, then the Borrower may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date; PROVIDED, however, that the Commitment of each such Eligible Assignee shall be in a minimum amount of $5,000,000.

                  (d) On each Increase Date, each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with Section 3.22(b) (each such Eligible Assignee, an "ASSUMING LENDER") shall become a Lender party to this Agreement as of such Increase Date and the Commitment of each Increasing Lender for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 3.22(b)) as of such Increase Date; PROVIDED, HOWEVER, that the Administrative Agent shall have received on or before such Increase Date the following, each dated such date:

                           (i) (A) certified copies of resolutions of the Board
                  of Directors of the Borrower or the Executive Committee of such Board approving the Commitment Increase and the corresponding modifications to this Agreement (B) a duly executed consent to such Commitment Increase from each Guarantor, (C) duly executed Revolving Notes to each Assuming Lender and each Increasing Lender evidencing their respective Revolving Loan Commitments and (D) an opinion of counsel for the Borrower (which may be in-house counsel), in form and substance satisfactory to the Administrative Agent, each Assuming Lender and each Increasing Lender;

                           (ii) an assumption agreement from each Assuming
                  Lender, if any, in form and substance satisfactory to the Borrower and the Administrative Agent (each an "ASSUMPTION AGREEMENT"), duly executed by such Assuming Lender, the Administrative Agent and the Borrower; and

                           (iii) confirmation from each Increasing Lender of the
                  increase in the amount of its Commitment in a writing satisfactory to the Borrower and the Administrative Agent.

         On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 3.22(d), the Administrative Agent shall notify the Lenders (including, without limitation, each Assuming Lender) and the Borrower, on or before 1:00 P.M. (Florida time), by telecopier or telex, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Assuming Lender on such date.

                  (h) Section 4.2(c) is amended by deleting the date "December 25, 1999" and substituting therefor the date "December 30, 2000" and (ii) by deleting the phrase "1999 fiscal year" and substituting therefor the phrase "2000 fiscal year".

                  (i) Section 5.3 is amended (i) by deleting the phrase "December 1999" and substituting therefor the phrase "December 2000", (ii) by deleting the phrase "March, June and September 1999 and of March 2000" and substituting therefor the phrase "March, June and September 2000" and (iii) by deleting the date "December 25, 1999" and substituting therefor the date "December 30, 2000".

                  (j) Section 5.7 is amended by deleting the date "December 25, 1999" and substituting therefor the date "December 30, 2000".

                  (k) Section 10.7 is amended (i) by deleting the phrase "State of Illinois" in subsection (a) thereof and substituting therefor the phrase "State of New York", (ii) by deleting the phrase "Cook County, Illinois" in subsection (b) thereof and substituting therefor the phrase "New York County, New York" and (iii) by deleting the phrase "the Northern District of Illinois" in subsection (b) thereof and substituting therefor the phrase "the Southern District of New York".

                  (l) A new Schedule I is added to read as set forth on Schedule I to this Amendment and Restatement.

                  SECTION 2. CONDITIONS OF EFFECTIVENESS OF THIS AMENDMENT AND RESTATEMENT. This Amendment and Restatement shall become effective as of the date first above written (the "RESTATEMENT EFFECTIVE DATE") when and only if:

                  (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

                  (b) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Initial
         Lender:

                           (i) The duly executed Revolving Notes evidencing the
                  Revolving Loan Commitments.

                           (ii) The duly executed Consent of each Guarantor in
                  the form attached to this Amendment and Restatement.

                           (iii) A certificate of the Secretary or an Assistant
                  Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Revolving Notes and the other documents to be delivered hereunder by the Borrower.

                           (iv) A certificate of the Secretary or Assistant
                  Secretary of the Borrower, attaching and certifying copies of the resolutions of the board of directors of the Borrower, authorizing the execution, delivery and performance of this Amendment and Restatement.

                           (v) A favorable opinion of independent counsel of the
                  Borrower acceptable to the Administrative Agent, addressed to, and in form and substance satisfactory to, the Administrative Agent and each of the Initial Lenders.

                  (c) The representations and warranties contained in Article V of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

                  (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

                  SECTION 3. REFERENCE TO AND EFFECT ON THE EXISTING CREDIT AGREEMENT AND THE NOTES. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes and each other Credit Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

                  (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "Closing Date", "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is June 2, 2000).

                  SECTION 4. COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto and thereto) in accordance with the terms of Section 10.4 of the Existing Credit Agreement.

                  SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

                  SECTION 6. GOVERNING LAW. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       THE BORROWER

                                            OFFICE DEPOT, INC.

                                            By
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                       THE AGENT

                                            SUNTRUST BANK,
                                            as Administrative Agent

                                            By
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                       THE INITIAL LENDERS

                                       Joint Lead Arrangers

                                            CITIBANK, N.A.

                                            By
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            BANK ONE, NA

                                            By_______________________________
                                                     Name:
                                                     Title:

                                       CO-DOCUMENTATION AGENTS

                                       BNP PARIBAS

                                            By
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            By
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            WELLS FARGO BANK, N.A.

                                            By
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                       MANAGING AGENTS

                                            FIRST UNION NATIONAL BANK

                                            By
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            FLEET NATIONAL BANK

                                            By
                                               ---------------------------------
                                                     Name:
                                                     Title:


                                            THE ROYAL BANK OF SCOTLAND

                                            By
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            Lender

                                            SUNTRUST BANK

                                            By
                                               ---------------------------------
                                                     Name:
                                                     Title:

                   SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

                         COMMITMENTS AND PRO RATA SHARES


Name of Lender                          Commitment              Pro Rata Share
--------------                          ----------              --------------

Bank One, NA                           $ 40,000,000                  15.69%
BNP Paribas                            $ 40,000,000                  15.69%
Citibank, N.A.                         $ 40,000,000                  15.69%
First Union National Bank              $ 25,000,000                   9.80%
Fleet National Bank                    $ 25,000,000                   9.80%
The Royal Bank of Scotland             $ 30,000,000                  11.76%
Suntrust Bank                          $ 20,000,000                   7.84%
Wells Fargo Bank, N.A.                 $ 35,000,000                  13.73%

Total of Commitments                   $255,000,000                 100.00%

                                     CONSENT

                                                         Dated as of May 4, 2001


                  The undersigned, each a Guarantor under the Subsidiary Guaranty and the Contribution Agreement, each dated _______________, 2000 (collectively, the "GUARANTY AGREEMENTS") in favor of the Administrative Agent[, for its benefit and the benefit of] the Lenders parties to the Existing Credit Agreement referred to in the foregoing Amendment and Restatement, hereby consents to such Amendment and Restatement and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment and Restatement, each Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.


                                       EASTMAN INC.

                                       By
                                          --------------------------------------
                                          Name:
                                          Title:



                                       EASTMAN OFFICE PRODUCTS CORPORATION


                                       By
                                          --------------------------------------
                                          Name:
                                          Title:



                                       OD INTERNATIONAL, INC.


                                       By
                                          --------------------------------------
                                          Name:
                                          Title:



                                       ODNV, INC.


                                       By
                                          --------------------------------------
                                          Name:
                                          Title:



                                       THE OFFICE CLUB, INC.

                                       By
                                          --------------------------------------
                                          Name:
                                          Title:



                                       OFFICE DEPOT OF TEXAS, L.P.


                                       By
                                          --------------------------------------
                                          Name:
                                          Title:




                                       VIKING OFFICE PRODUCTS, INC.


                                       By
                                          --------------------------------------
                                          Name:
                                          Title: